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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2023
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1STDIBS.COM, INC.

(Exact name of registrant as specified in its charter)
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Delaware	001-40453	94-3389618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Astor Place, 3rd Floor New York, New York 10003
(Address of principal executive offices, including zip code)

(212) 627-3927
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DIBS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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880-3307-3732.v3

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 23, 2023, the board of directors (the “Board”) of 1stdibs.com, Inc. (the “Company”) approved and adopted the amended and restated bylaws of the Company (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws are effective February 23, 2023. Among other things, the amendments effected by the Amended and Restated Bylaws:
•enhance procedural mechanisms in connection with stockholder nominations of directors to require a stockholder delivering a nomination notice pursuant to the advance notice provisions of the Amended and Restated Bylaws to fully comply with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and other applicable law and provide reasonable evidence to the Company that such stockholder has met the requirements of Rule 14a-19;
•enhance the procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at stockholder meetings, including by requiring additional background information and disclosures regarding proposing stockholders, proposed nominees and business, and other persons related to a stockholder’s solicitation of proxies;
•require information included in a stockholder’s notice of director nominations or proposals regarding other business be updated to be true and correct as of the stockholder meeting record date and as of the later of ten calendar days prior to the stockholder meeting or any adjournment or postponement thereof, and clarify the procedural mechanics of submitting updated notices to the Company;
•clarify and make certain limited updates to the procedural mechanics for meetings of stockholders and specify the powers of the Board, Company officers, and Chairman of meeting of stockholders to regulate conduct at a meeting and to adjourn a meeting;
•revise certain provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings, in each case to conform to recent amendments to the Delaware General Corporation Law; and
•provide that any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white.
The Amended and Restated Bylaws also incorporate technical, modifying, and clarifying changes.
The foregoing description of amendments to the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, as of February 23, 2023, a copy of which is attached as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws, as amended on February 23, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

1STDIBS.COM, INC.

Dated:	March 1, 2023	/s/ David S. Rosenblatt
David S. Rosenblatt Chief Executive Officer